                                                                  Exhibit 10.3

                               Letter of Undertaking

                                 January 31, 2002

Wells Fargo Bank Minnesota, NA
MAC N9312-040
Wells Fargo Center
Sixth and Marquette
Minneapolis, MN 55479-0152
Attention: Michael L. Guillou

Wells Fargo Bank, NA
MAC N9117-031
430 North Wabasha Street, Suite 302
St. Paul, MN 55101
Attention: Gary N. Ophaug

RE:  Loans to Nortech Systems Incorporated (the "Borrower").

Ladies and Gentlemen:

     On the date hereof, Wells Fargo Bank Minnesota, National Association, and Wells Fargo Bank, National Association, (the "Lenders"), have agreed to extend an $8,000,000 revolving loan, and a $2,500,000 real estate loan and a $1,750,000 equipment loan, respectively (the "Loans"), pursuant to separate Credit and Security Agreements with each Lender of even date herein shall have the meanings ascribed thereto in the Credit Agreements. To induce the Lenders to extend such Loans to the Borrower, the Borrower hereby agrees to execute and deliver this Letter of Undertaking.

     The Borrower agrees to execute, obtain and/or deliver on or before February 28, 2002 (or such earlier or later date set forth below), the following documents and agreements, each in form and substance acceptable to the Lenders, as required under Section 4.1 of the Credit Agreements.

     1. Landlord's, Disclaimer and Consent from the landlord on the Borrower's Baxter, Minnesota facility;

     2. Mortgagee's Disclaimer and Consent from the mortgage lender holding a lien on the Borrower's Augusta, Wisconsin facility;

     3. Written Action of the Borrower's Board of Directors ratifying the January 31st telephonic Board Meeting of the Borrower approving the borrowing resolutions set forth in the Certificate of Authority of the Borrower to the Lenders of today's date;

     4. Zoning Letters from Crow Wing County and Lake Edwards Township (located in Crow Wing County) confirming that the Borrower's Merrifield, Minnesota location complies with all applicable
          Zoning, Comprehensive Plan, Shoreland and other land use ordinances and regulations; and

     5. Within ten (10) calendar days hereof, Insurance Certificates evidencing the Borrower's insurance coverages and naming the lenders as loss payee, mortgagee and additional insured, with such endorsements thereto as the Lenders may request.


                                            Very truly yours,

                                            BORROWER:

                                            Nortech Systems Incorporated,
                                            a Minnesota corporation

                                            By: /s/ Quentin E. Finkelson
                                                -------------------------------
                                                Name: Quentin E. Finkelson
                                                  Chief Executive Officer

                            REAL ESTATE TERM NOTE

$2,500,000.00                                               St. Paul, Minnesota
                                                               January 31, 2002

     1. FOR VALUE RECEIVED, NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, its successors and assigns (the "Lender"), at its banking house located in St. Paul, Minnesota, the principal sum of Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) which has been advanced to or for the benefit of the Borrower pursuant to the certain Credit and Security Agreement of even date herewith by and between the Lender and the Borrower ("Credit Agreement") in lawful money of the United States and immediately available funds, together with interest thereon at a per annum rate as set forth below. All capitalized terms used in this Note not otherwise defined shall have the meaning ascribed to them in the Credit Agreement. In all cases interest on this Note shall be calculated on the basis of a 360-day year but charged for actual days principal is unpaid.

     2. The outstanding principal indebtedness evidenced by this Note from time to time shall bear interest at Floating Rate subject to adjustments as described below. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its rights and remedies, the principal balance of this Note outstanding from time to time shall bear interest at the Default Rate.

     3. Principal on this Note shall be due and payable in consecutive monthly installments in an amount equal to Thirteen Thousand Eight Hundred Eighty-Eight and 89/100 Dollars ($13,888.89), plus all accrued interest thereon. Said installments shall commence on March 5, 2002 and shall continue on the fifth (5th) day of each calendar month thereafter until February 5, 2007 at which time the then outstanding principal balance of this Note, together with accrued interest thereon, shall be due and payable in full. The Borrower agrees to execute an amendment to this Note reflecting the extension of the maturity date if requested by the Lender.

     4. The outstanding principal balance of this Note may be prepaid at any time at the option of the Borrower, in whole or in part, without any prepayment premium.

     5. If any installment of principal or interest on this Note, including the payment required on the Maturity Date, is not paid within ten (10) days of the due date thereof, the Borrower shall pay to the Lender a late charge equal to five percent (5%) of the amount of such installment.

     6. All payments and prepayments shall, at the option of the Lender, be applied first to any costs of collection, second to any late charges, third to accrued interest on this Note, and lastly to principal (and, in the case of any prepayments, to installments of principal in the inverse order of their maturity).

     7. Notwithstanding anything to the contrary contained herein, if the rate of interest, late payment fee, prepayment premium or any other charges or fees due hereunder are determined by a court of competent jurisdiction to be usurious, then said interest rate, fees and/or charges shall be reduced to the maximum amount permissible under applicable Minnesota law.

     8. This Note is issued pursuant to the terms of the Credit Agreement and is secured by, among other things, the Mortgage, and is entitled to all of the benefits provided for in said documents and any other related Security Documents.

     9. Upon the occurrence of an Event of Default or at any time thereafter, the outstanding principal balance hereof and accrued interest and all other amounts due hereon shall, at the option of the Lender, become immediately due and payable, without notice or demand.

     10. Upon the occurrence of an Event of Default or anytime thereafter, the Lender shall have the right to set off any and all amounts due hereunder by the Borrower to the Lender against any indebtedness or obligation of the Lender to the Borrower.

     11. The Borrower promises to pay all costs of collection of this Note, including by not limited to reasonable attorneys' fees, paid or incurred by the Lender on account of such collection, whether or not suit is filed with respect thereto and whether such cost or expense is paid or incurred, or to be paid or incurred, prior to or after the entry of judgment.

     12. Demand, presentment, protest and notice of nonpayment and dishonor of this Note are hereby waived.

     13. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

     14. The Borrower hereby irrevocably submits to the jurisdiction of any Minnesota state court or federal court over any action or proceeding arising out of or relating to this Note, the Credit Agreement; and any instrument, agreement or document related thereto, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Borrower's last known address. The Borrower agrees that judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction to the extent permitted by law.

     15. THE BORROWER ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. THE BORROWER, AFTER CONSULTING COUNSEL OF ITS CHOICE, HEREBY KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION, WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN IT AND THE LENDER WITH RESPECT TO THIS NOTE, THE CREDIT AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS BY THE BORROWER AND THE LENDER. THE BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.


      [The remainder of this page has been intentionally left blank.]

                                            BORROWER:

                                            NORTECH SYSTEMS, INCORPORATED


                                            By  /s/ Quentin E. Finkelson
                                                -------------------------------
                                                Quentin E. Finkelson

                                                 Its Chief Executive Officer

                    [SIGNATURE PAGE TO $2,500,000 REAL ESTATE NOTE
                         PAYABLE TO WELLS FARGO BANK, N.A.]

                            EQUIPMENT TERM NOTE

$1,750,000.00


     1. FOR VALUE RECEIVED, NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, its successors and assigns (the "Lender"), at its banking house located in St. Paul, Minnesota, the principal sum of One Million Seven Hundred Fifty Thousand and no/100 Dollars ($1,750,000.00) which has been advanced to or for the benefit of the Borrower pursuant to the certain Credit and Security Agreement of even date herewith by and between the Lender and the Borrower ("Credit Agreement") in lawful money of the United States and immediately available funds, together with interest thereon at a per annum rate as set forth below. All capitalized terms used in this Note not otherwise defined shall have the meaning ascribed to them in the Credit Agreement. In all cases interest on this Note shall be calculated on the basis of a 360-day year but charged for actual days principal is unpaid.

     2. The outstanding principal indebtedness evidenced by this Note from time to time shall bear interest at Floating Rate subject to adjustments as described below. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its rights and remedies, the principal balance of this Note outstanding from time to time shall bear interest at the Default Rate.

     3. Principal on this Note shall be due and payable in consecutive monthly installments in an amount equal to Twenty Nine Thousand One Hundred Sixty-Six and 67/100 Dollars ($29,166.67), plus all accrued interest thereon. Said installments shall commence on March 5, 2002 and shall continue on the fifth (5th) day of each calendar month thereafter until February 5, 2007, at which time the then outstanding principal balance of this Note, together with accrued interest thereon, shall be due and payable in full. The Borrower agrees to execute an amendment to this Note reflecting the extension of the maturity date if requested by the Lender.

     4. The outstanding principal balance of this Note may be prepaid at any time at the option of the Borrower, in whole or in part, without any prepayment premium.

     5. If any installment of principal or interest on this Note, including the payment required on the Maturity Date, is not paid within ten (10) days of the due date thereof, the Borrower shall pay to the Lender a late charge equal to five percent (5%) of the amount of such installment.

     6. All payments and prepayments shall, at the option of the Lender, be applied first to any costs of collection, second to any late charges, third to accrued interest on this Note, and lastly to principal (and, in the case of any prepayments, to installments of principal in the inverse order of their maturity).

     7. Notwithstanding anything to the contrary contained herein, if the rate of interest, late payment fee, prepayment premium or any other charges or fees due hereunder are determined by a court of competent jurisdiction to be usurious, then said interest rate, fees and/or charges shall be reduced to the maximum amount permissible under applicable Minnesota law.

     8. This Note is issued pursuant to the terms of the Credit Agreement and is entitled to all of the benefits provided for in said Agreement and any other related Security Documents.

     9. Upon the occurrence of an Event of Default or at any time thereafter, the outstanding principal balance hereof and accrued interest and all other amounts due hereon shall, at the option of the Lender, become immediately due and payable, without notice or demand.

     10. Upon the occurrence of an Event of Default or anytime thereafter, the Lender shall have the right to set off any and all amounts due hereunder by the Borrower to the Lender against any indebtedness or obligation of the Lender to the Borrower.

     11. The Borrower promises to pay all costs of collection of this Note, including by not limited to reasonable attorneys' fees, paid or incurred by the Lender on account of such collection, whether or not suit is filed with respect thereto and whether such cost or expense is paid or incurred, or to be paid or incurred, prior to or after the entry of judgment.

     12. Demand, presentment, protest and notice of nonpayment and dishonor of this Note are hereby waived.

     13. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

     14. The Borrower hereby irrevocably submits to the jurisdiction of any Minnesota state court or federal court over any action or proceeding arising out of or relating to this Note, the Credit Agreement, and any instrument, agreement or document related thereto, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Borrower's last known address. The Borrower agrees that judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction to the extent permitted by law.

     15. THE BORROWER ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. THE BORROWER, AFTER CONSULTING COUNSEL OF ITS CHOICE, HEREBY KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION, WAIVES ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES BETWEEN IT AND THE LENDER WITH RESPECT TO THIS NOTE, THE CREDIT AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS BY THE BORROWER AND THE LENDER. THE BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.


      [The remainder of this page has been intentionally left blank.]

                                            BORROWER:

                                            NORTECH SYSTEMS, INCORPORATED


                                            By  /s/ Quentin E. Finkelson
                                                -------------------------------
                                                Quentin E. Finkelson

                                                 Its Chief Executive Officer

[SIGNATURE PAGE TO $1,750,000 TERM NOTE PAYABLE TO WELLS FARGO BANK, N.A.]

                            REVOLVING NOTE

$8,000,000                                               Minneapolis, Minnesota
                                                               January 31, 2002

     For value received, the undersigned, NORTECH SYSTEMS, INCORPORATED, a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Eight Million and no/100 Dollars ($8,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time under the Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deed of trust, assignments or other instruments or agreements.

     The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


                                            NORTECH SYSTEMS, INCORPORATED

                                            By  /s/ Quentin E. Finkelson
                                                -------------------------------
                                                Quentin E. Finkelson
                                                 Its Chief Executive Officer